UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2011

Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301-430-2500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____              Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

____               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____               Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 2-Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2011, Old Line Bancshares, Inc. (“Bancshares”), the parent company of Old Line Bank, completed its acquisition of Maryland Bankcorp, Inc. (“Maryland Bankcorp”), the parent company of Maryland Bank & Trust Company, N.A., through the merger of Maryland Bankcorp with and into Bancshares (the “Merger”).

This Current Report on Form 8-K/A provides the historical financial statements of Maryland Bankcorp and pro forma financial information required under Items 9.01(a) and 9.01(b) of Form 8-K, which were not included in the Current Report on Form 8-K filed on April 1, 2011.

Section 9-Finanical Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)	The audited financial statements of Maryland Bankcorp for the year ended December 31, 2010, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(b)	Pro forma financial information.

(1)
Our unaudited consolidated pro forma combined financial statements as of March 31, 2011, for the years ended December 31, 2010 and 2009 and for the three months ended March 31, 2011 are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K, and are based on the historical financial statements of Bancshares and Maryland Bankcorp after giving effect to the Merger.

(d)  Exhibits.

99.1	Audited financial statements of Maryland Bankcorp, Inc. for the year ended December 31, 2010.

99.2	Unaudited consolidated pro forma combined financial statements as of March 31, 2011, for the years ended December 31, 2010 and 2009 and for the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: June 16, 2011	By: /s/ Christine M. Rush
Christine M. Rush, Chief Financial Officer